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                                                                    Exhibit 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Stock Option/Stock Issuance Plan of Sebring Systems, Inc. of our report dated January 21, 2000, with respect to the consolidated financial statements and schedule of PLX Technology, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1999 filed with the Securities and Exchange Commission.




                                        /s/ ERNST & YOUNG LLP




San Jose, California
June 8, 2000



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